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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  March 20, 2001

                        ADAPTIVE BROADBAND CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                           (State of incorporation)

      000-7428                                            94-1668412
(Commission File No.)                          (IRS Employer Identification No.)

                              1143 BORREGAS AVENUE
                          SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 732-4000


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Item 5.  Other Events.

      Adaptive Broadband Corporation (the "Company") announced today that several class action lawsuits have been filed against it and certain of its former officers and directors alleging violations of federal securities laws in connection with the Company's financial statements for the quarter ended June 30, 2000. The Company's press release dated March 20, 2001, entitled "Lawsuits Filed Against Adaptive Broadband(TM) and Certain Former Executive Officers," is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

   99.1 Press Release, dated as of March 20, 2001, entitled "Lawsuits Filed Against Adaptive Broadband(TM) and Certain Former Executive Officers."
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Adaptive Broadband Corporation

Dated:  March 22, 2001              By:    /s/  Kenneth J. Wees
                                        ----------------------------------
                                           Kenneth J. Wees
                                           Vice President, General Counsel
                                           and Secretary
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                               INDEX TO EXHIBITS

   99.1 Press Release, dated as of March 20, 2001, entitled "Lawsuits Filed Against Adaptive Broadband(TM) and Certain Former Executive Officers."